UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2020

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2020, TCF Financial Corporation, a Michigan corporation (“TCF”), entered into amended and restated retention agreements (the “Retention Agreements”) with Gary Torgow and David Provost (collectively, the “Executives”) which amend and restate their original retention agreements (the “Pre-Merger Retention Agreements”), dated January 27, 2019, which became effective on August 1, 2019 (the “Effective Date”).

As Amended and Restated, the Retention Agreements remove a provision of the Pre-Merger Retention Agreements that would have permitted the Executives to terminate their employment on or after 18 months following the Effective Date without Good Reason (a “Retirement”) and receive base salary and bonus payments for the remainder of the time from such retirement until the end of the Term.

In addition, the Retention Agreements deleted a provision contained in the Pre-Merger Retention Agreements that provided that notwithstanding the terms of their equity awards granted on or after February 27, 2018, in the event of a Retirement by an Executive, those awards would vest fully, and added a provision that in the event a Change in Control occurs during the term of the Retention Agreements, the Retention Agreements shall expire on the later of the third anniversary of the Effective Date or twenty-four months following the date of the Change in Control.

Any capitalized term used in this Current Report on Form 8-K and not defined herein shall have the meaning ascribed to it in the Retention Agreements or the Pre-Merger Retention Agreements, as applicable. Other than as described above, the material terms of the Retention Agreements remain unchanged, and the description of them contained in the Corporation’s Current Report on Form 8-K filed on January 28, 2019 is incorporated herein by reference.

The foregoing description of the Retention Agreements is qualified in all respects by reference to the full text of the Retention Agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Retention Agreement between David T. Provost and TCF Financial Corporation, dated March 10, 2020
10.2	Amended and Restated Retention Agreement between Gary Torgow and TCF Financial Corporation, dated March 10, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, President and Chief Executive Officer (Principal Executive Officer)

/s/ Dennis L. Klaeser
Dennis L. Klaeser, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  March 16, 2020